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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): AUGUST 10, 1999
         --------------------------------------------------------------


                                  CLAIMSNET.COM
                             -----------------------
             (Exact name of registrant as specified in its charter)


Delaware                               001-14665                 75-2649230
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                           Identification No.)




12801 N. Central Expressway, Suite 1515
Dallas, Texas                                                             75243
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(Address of principal executive offices)                            (Zip Code)



                                 (972) 458-1701
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Previous independent accountant:

     (1) On August 10, 1999, the Registrant dismissed King Griffin & Adamson P.C., which served as the Registrant's independent public accountants since 1996.

     (2) The reports issued by King Griffin & Adamson P.C. on the financial statements for the past two fiscal years of the Registrant did not contain an adverse opinion nor a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     (3) Based on the recommendation of the Audit Committee, the Registrant's Board of Directors approved the decision to change independent public accountants.

     (4) In connection with its audits for the two most recent fiscal years and through August 10, 1999, there were no disagreements with King Griffin & Adamson P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of King Griffin & Adamson P.C., would have caused King Griffin & Adamson P.C. to make reference thereto in their Report on the financial statements for such years or such interim periods.

     (5) The Registrant has requested that King Griffin & Adamson P.C. furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated August 16, 1999, is filed as Exhibit 16.1 to this Form 8-K.

(b)  New independent public accountants:

     (1) The Registrant engaged Ernst & Young LLP as its new independent public accountants as of August 10, 1999. The Registrant's Board of Directors approved this on May 21, 1999. During the two most recent fiscal years and through August 10, 1999, the Registrant has verbally consulted with Ernst & Young LLP only regarding issues related to 1999 matters and, specifically, to matters related to a bridge financing transaction, matters related to the issuance of stock options and stock warrants to non-employees, and general matters related to the presentation of interim financial results. The recommendations of Ernst & Young LLP were adopted by the Company and are disclosed in the Form 10-Q filings dated May 17, 1999 and August 16, 1999.

     (2) The previous independent accountants were verbally consulted on the matter related to a bridge financing transaction and were not in disagreement with the views of management and Ernst & Young LLP.

     (3) The Registrant has allowed Ernst & Young LLP to review this Form 8-K before it is filed with the Commission. Ernst & Young LLP has not furnished the Registrant with a letter containing any new information, clarification, or disagreement with the information set forth herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Exhibits:

          16.1 Letter from King Griffin & Adamson P.C.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         CLAIMSNET.COM



DATE: August 16, 1999                  By:  /s/ Bo W. Lycke
                                       ----------------------------------------
                                            Bo W. Lycke
                                            President and
                                            Chief Executive Officer, on
                                            behalf of the Registrant




                                       By:  /s/ Paul W. Miller
                                       ----------------------------------------
                                            Paul W. Miller
                                            Chief Financial Officer

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EXHIBIT INDEX


Exhibit No.        Document
-----------        --------
16.1               Letter from King Griffin & Adamson P.C.
